EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into effective as of August 22, 2007, by and between DELEK US HOLDINGS, INC., a Delaware corporation (the “Company”), and TRANSMONTAIGNE INC. a Delaware corporation (“TransMontaigne”).
RECITALS
     WHEREAS, TransMontaigne and the Company are parties to that certain Stock Purchase Agreement, dated July 12, 2007 (the “Purchase Agreement”), pursuant to which TransMontaigne has agreed to sell, and the Company has agreed to purchase, certain shares of stock owned by TransMontaigne in Lion Oil Company, an Arkansas corporation, all as described in the Purchase Agreement;
     WHEREAS, pursuant to the Purchase Agreement, the Company agreed to issue and sell to TransMontaigne One Million Nine Hundred Sixteen Thousand Six Hundred and Sixty-Seven (1,916,667) shares (the “Delek Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”);
     WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of TransMontaigne pursuant to the Purchase Agreement; and
     WHEREAS, it is a condition to the obligations of TransMontaigne under the Purchase Agreement that this Agreement be executed and delivered.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Certain Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).
     “Agreement” has the meaning specified therefore in the introductory paragraph to this Agreement.
     “Claims” has the meaning ascribed to such term in Section 2.1(e)(i).
     “Closing” has the meaning set forth in the Purchase Agreement.
     “Common Stock” has the meaning specified therefor in the Recitals of this Agreement.
Registration Rights Agreement

     “Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
     “Company Indemnified Person” has the meaning ascribed to such term in Section 2.1(e)(i).
     “Delek Group” means Delek Group Ltd., an Israeli corporation.
     “Delek Group Agreement” means the Registration Rights Agreement, dated as of April 17, 2006, by and between the Company and Delek Group.
     “Delek Shares” has the meaning specified therefor in the Recitals of this Agreement.
     “Demand Notice” has the meaning ascribed to such term in Section 2.1(a)(i).
     “Demand Registration” has the meaning ascribed to such term in Section 2.1(a)(i).
     “Demand Right” has the meaning ascribed to such term in Section 2.1(a)(i).
     “Equity Interest” means (a) with respect to a corporation, any and all shares of capital stock of such corporation, (b) with respect to a partnership, limited liability company, trust, or similar Person, any and all units, interests, or other partnership/limited liability company interests, and (c) any other direct or indirect equity ownership or participation in a Person.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Holder” means TransMontaigne and any Person holding Registrable Securities to whom the rights under Section 2.1 have been transferred in accordance with Section 2.1(h).
     “Holder Indemnified Person” has the meaning ascribed to such term in Section 2.1(e)(ii).
     “Included Registrable Securities” has the meaning ascribed to such term in Section 2.1(b)(i).
     “Indemnified Damages” has the meaning ascribed to such term in Section 2.1(e)(i).
     “Indemnified Party” has the meaning ascribed to such term in Section 2.1(e)(iii).
     “Indemnifying Party” has the meaning ascribed to such term in Section 2.1(e)(iii).
     “Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.
     “Other Holders” has the meaning ascribed to such term in Section 2.1(b)(ii).
     “Person” means an individual or entity, including, without limitation, any corporation, association, joint stock company, trust, joint venture, general or limited partnership, limited liability company, unincorporated organization, or governmental entity (or any department, agency or political subdivision thereof).
     “Piggyback Registration” has the meaning ascribed to such term in Section 2.1(b)(i).
     “Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
Registration Rights Agreement

     “register,” “registered” and “registration” refer to the registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the SEC.
     “Registrable Securities” means (A) the Delek Shares and (B) any shares of Common Stock or other capital stock of the Company issued or issuable with respect to or in exchange for the Delek Shares as a result of any stock split, stock dividend, distribution, recapitalization, exchange or similar event or otherwise; provided, however, that such shares shall only be treated as Registrable Securities if and only for so long as they are held by a Holder or a permitted transferee pursuant to Section 2.1(h) and (1) have not been disposed of pursuant to a Registration Statement declared effective by the SEC, (2) have not been disposed of pursuant to Rule 144 under the Securities Act or (3) have not otherwise been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.
     “Registration Expenses” means all reasonable expenses incurred by the parties in complying with Sections 2.1(a) and (b), including, without limitation, all registration, qualification, exchange listing and filing fees, printing expenses, fees and expenses of counsel and independent accountants for the Company, blue sky fees and expenses and fees and expenses of the transfer agent for the Common Stock, incident to or required by any such registration (but excluding the Selling Expenses for any Holder).
     “Registration Period” has the meaning ascribed to such term in Section 2.1(d)(i).
     “Registration Statement” means a registration statement under the Securities Act filed by the Company with the SEC.
     “SEC” means the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
     “Selling Expenses” means all underwriting discounts and selling commissions and similar fees applicable to the sale of Registrable Securities, all fees and expenses of legal counsel for any Holder and all transfer taxes relating to any sale of Registrable Securities.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to Section 2.1(b).
     “Subsidiary” means, as to a Person, any corporation, partnership, joint venture, limited liability company, association or other entity or organization in which such Person owns (directly or indirectly) any Equity Interest or other similar ownership interest.
     “TransMontaigne” has the meaning specified therefor in the introductory paragraph of this Agreement.
     “Underwritten Offering” means an offering in which shares of Common Stock are sold to an underwriter on a firm commitment or best efforts basis for reoffering to the public pursuant to a Registration Statement.
     “Violations” has the meaning ascribed to such term in Section 2.1(e)(i).
Registration Rights Agreement

ARTICLE II
REGISTRATION RIGHTS
     2.1 Registration Rights.
          (a) Demand Registration.
               (i) Demand Procedure. Subject to the provisions of Section 2.1(a)(ii), at any time beginning 320 days after the Closing Date, until the tenth (10th) anniversary of the Closing, a Holder shall have the right (the “Demand Right”), by written notice to the Company (a “Demand Notice”), to require the Company to register all or a portion of such Registrable Securities held by such Holder under and in accordance with the provisions of the Securities Act (a “Demand Registration”); provided, however, that the Company shall have no obligation to register any Registrable Securities under this Section 2.1(a): (A) unless and until the Company receives Demand Notices demanding registration of Registrable Securities from the Holders of at least a majority of the Registrable Securities issued and outstanding; or (B) except as otherwise provided in Section 2.1(a)(iii), if the Company has previously effected or is in the process of effecting a demand registration under this Section 2.1(a). The Company shall, within ten (10) days after the date such Demand Notice is given, provide written notice of such request to all Holders of Registrable Securities. As soon as practicable, and in any event, no later than forty-five (45) days following the receipt by the Company of the original Demand Notice, the Company will file a Registration Statement on Form S-3 with the SEC with respect to resale of the issued and outstanding Registrable Securities covered by the original Demand Notice and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by such other Holders in a Demand Notice which shall be provided to the Company on or before ten (10) days after the date the Company’s Notice is given to such Holders; provided, however, that if the Company is not then eligible to file such Registration Statement on Form S-3, the Company shall instead file a Registration Statement on Form S-1 (or other applicable form) no later than ninety (90) days following receipt of the original Demand Notice. The Company will use commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC as promptly as practicable after such filing.
               (ii) Postponement. Notwithstanding anything to the contrary in this, or any other provision of this Agreement, the Company will be entitled to postpone the filing of, or declaration of effectiveness of, any Registration Statement prepared pursuant to the exercise of a Demand Right for a reasonable period of time not in excess of one hundred twenty (120) days, if the board of directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the Holders written certification to the effect, that such registration and offering would (A) require disclosure of material non-public information concerning the Company which, at such time, is not in the best interest of the Company or (B) materially and adversely affect the Company; provided, however, such postponement right shall be exercised by the Company not more than once in any twelve (12) month period and provided further, that the Company shall not register securities for its own account or that of any other stockholder during any such postponement. In the event of any such postponement, the Company will promptly notify the Holders in writing when the events or circumstances permitting such postponement have ended. Notwithstanding the foregoing, in the event that the Company is subject to a lock-up agreement at any time that a Holder requests a Demand Registration, the Company shall have the right to postpone the filing of a Registration Statement pursuant to the Demand Notice until the expiration of the applicable lock-up period.
               (iii) Marketing Factors. If the Managing Underwriter or underwriters of any proposed Underwritten Offering of shares of Common Stock pursuant to a Demand Registration advises the Company that the total issued and outstanding Registrable Securities held by all of the Holders
Registration Rights Agreement

exceeds the number of shares of Common Stock which can be sold in such offering or would have an adverse effect on the price, timing or distribution of the shares of Common Stock proposed to be offered in such Underwritten Offering, then the shares of Common Stock to be included in such Underwritten Offering on behalf of the Holders shall include the number of Registrable Securities that such Managing Underwriter or underwriters advises the Company can be sold without having such adverse effect, and the number of shares that may be included in such Underwritten Offering shall be allocated to the Holders on a pro rata basis based on the number of Registrable Securities held by each Holder. If the Managing Underwriter excludes or withdraws 30% or more of the total issued and outstanding Registrable Securities from such Underwritten Offering, then such Demand Registration shall not count as the one (1) Demand Registration permitted hereunder.
               (iv) Delek Group Agreement. Each Holder acknowledges that the Company has entered into the Delek Group Agreement which, among other things, requires the Company to furnish notice of any Demand Registration (or registration of securities for its own account or the account of other securityholders exercising demand registration rights) to Delek Group and, to the extent that Delek Group exercises the registration rights set forth in Section 1.3 thereof in connection with an Underwritten Offering and the Managing Underwriter is unable to include all registrable securities (including Registrable Securities) of all applicable securityholders in such Underwritten Offering as a result of the marketing factors described in Section 2.1(a)(iii), that the registrable securities requested by Delek Group to be included in such Underwritten Offering shall be included prior to the inclusion of registrable securities (including Registrable Securities) of any other securityholder (including the Holders); provided, however, in such event the Holders shall be entitled to an additional Demand Registration pursuant to Section 2.1(a)(i) with respect to the Registrable Securities excluded or withdrawn by the Managing Underwriter.
Each Holder acknowledges and agrees that the rights of such Holder under this Agreement are expressly subordinate to the registration rights of Delek Group set forth in the Delek Group Agreement.
          (b) Piggyback Registration.
               (i) Participation. If the Company proposes to file a Registration Statement at any time beginning on the day after the first anniversary of the Closing, until the tenth (10th) anniversary of the Closing, with respect to shares of Common Stock for its own account, for sale to the public, or to register shares of Common Stock for stockholders of the Company other than the Holders, other than (x) a registration relating solely to employee benefit plans, (y) a registration relating solely to a Rule 145 transaction, or (z) a registration on any registration form which does not permit secondary sales, does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Company shall give prompt notice of such proposed registration to each Holder and such notice shall offer each Holder (or any Holder who is not participating in the proposed Registration Statement) the opportunity to include in such registration such number of Registrable Securities (the “Included Registrable Securities”) as such Holder may request in writing (a “Piggyback Registration”). The notice required to be provided in this Section 2.1(b)(i) to each Holder shall be provided pursuant to Section 3.3 and receipt of such notice shall be confirmed by each Holder. Each Holder shall then have fifteen (15) days to request inclusion of Registrable Securities in the registration. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake a registration and prior to the closing of such registration, the Company shall determine for any reason not to undertake or to delay such registration, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such registration, shall be relieved of its obligation to sell any Included
Registration Rights Agreement

Registrable Securities in connection with such terminated registration, and (y) in the case of a determination to delay such registration, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the registration. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering.
               (ii) Priority of Piggyback Registration. If the Managing Underwriter or underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total amount of shares of Common Stock which the Selling Holders and any other Persons (other than the Company) intend to include in such offering exceeds the number which can be sold in such offering or would have an adverse effect on the price, timing or distribution of the shares of Common Stock proposed to be offered in such Underwritten Offering, then the shares of Common Stock to be included in such Underwritten Offering on behalf of the Selling Holders shall include the number of Registrable Securities that such Managing Underwriter or underwriters advises the Company can be sold without having such adverse effect. Except as provided in Section 2.1(a)(iv), such number of shares of Common Stock shall be allocated pro rata among the Selling Holders and any other Persons who possess registration rights who have requested participation in the Piggyback Registration (“Other Holders”) (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (A) the number of Registrable Securities proposed to be sold by such Selling Holder or such Other Holder in such offering; by (B) the aggregate number of shares of such class of securities proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration).
          (c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1(a) and Section 2.1(b) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any Registration Expenses for any registration proceeding begun pursuant to Section 2.1(a) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree that such withdrawn registration shall constitute a Demand Registration to which they were entitled pursuant to Section 2.1(a). All Selling Expenses relating to the sale of Registrable Securities registered by or on behalf of the Holders shall be borne by such Holders pro rata on the basis of the number of Registrable Securities so registered except to the extent such Selling Expense is specifically attributable to one Holder, in which case it shall be borne by such Holder.
          (d) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense, in the case of a Registration Statement filed pursuant to Section 2.1(a) or Section 2.1(b), the Company will, during such time as any Holder holds Registrable Securities:
          (i) use commercially reasonable efforts to cause such Registration Statement to become effective and to prepare and file such amendments and post-effective amendments to the Registration Statement and any documents required to be incorporated by reference therein as may be necessary to keep the applicable Registration Statement filed and declared effective pursuant to this Agreement, and any related qualification or compliance under state securities laws which it is necessary to obtain, effective until the earliest of (A) one (1) year after the declaration of effectiveness of such Registration Statement by the SEC, (B) the date upon which all Registrable Securities cease to be Registrable Securities and (C) the date upon which the
Registration Rights Agreement

Holders have completed the distribution described in such Registration Statement, whichever first occurs (the period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period”); provided, however, that in the case of clause (A), such Registration Period shall be extended by a period of time equal to the duration of any stop order, injunction or other order or requirement of the SEC or other governmental agency or court.
               (ii) at least five (5) Business Days prior to filing a Registration Statement and at least three (3) Business Days prior to the filing of a prospectus or any amendments or supplements to a Registration Statement or a prospectus (but not any periodic report to be incorporated by reference in a Registration Statement or a prospectus), the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed, which documents shall be subject to the reasonable review of such Holders and underwriters, if any, and the Company shall use commercially reasonable efforts to satisfy any objections with respect thereto raised by the Holders of a majority of the Registrable Securities participating in such registration or the underwriters, if any;
               (iii) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
               (iv) furnish such number of prospectuses and other documents incident thereto as any Holder from time to time may reasonably request to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder;
               (v) use commercially reasonable efforts to timely register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(d), (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction;
               (vi) notify each Holder of such Registrable Securities as promptly as practicable (A) after becoming aware of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) if the board of directors of the Company determines, in the good faith exercise of its business judgment, that the disposition of Registrable Securities pursuant the Registration Statement would (I) require disclosure of material non-public information concerning the Company which, at such time, is not in the best interest of the Company, or (II) otherwise materially and adversely affect the Company, and notify each Holder of such Registrable Securities when such events or circumstances have ended and the Registration Statement is again available for use in connection with dispositions of Registrable Securities and, if appropriate, the Company will in connection therewith prepare a supplement or amendment to the prospectus included in the Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an
Registration Rights Agreement

untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
               (vii) use commercially reasonable efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.
          (e) Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
               (i) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, partners, employees, agents, underwriters, representatives of, and each Person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened (“Indemnified Damages”), whether or not a Holder Indemnified Person is or may be a party thereto, to which any of them may become subject to the extent such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any document incorporated by reference therein or in any filing made in connection with the qualification of the offering under the securities or other blue sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2.1(e)(i): (i) shall not apply to a Claim by a Company Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Company Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 2.1(h).
               (ii) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 2.1(e)(i), the Company, each of its directors, each
Registration Rights Agreement

of its officers who signs the Registration Statement, employees, agents, representatives and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in connection with such Registration Statement; provided, however, that the indemnity agreement contained in this Section 2.1(e)(ii) and the agreement with respect to contribution contained in Section 2.1(e)(iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 2.1(e)(ii) for only that amount of a Claim or Indemnified Damages as does not exceed the higher of the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the event of fraud by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 2.1(h). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2.1(e)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Holder Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.
               (iii) Each Company Indemnified Person or Holder Indemnified Person entitled to indemnification under this Section 2.1(e) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and unless in such Indemnified Party’s reasonable judgment a conflict of interest may exist between such Indemnified Party and the Indemnifying Party, shall permit the Indemnifying Party to assume the defense of any such Claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such Claim.
               (iv) If the indemnification provided for in this Section 2.1(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim or Indemnified Damages referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the Violations which resulted in such Claim or Indemnified Damages as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.
Registration Rights Agreement

          (f) Covenants of Holders.
               (i) Each Holder agrees that, upon receipt of any notice from the Company pursuant to Section 2.1(d)(vi), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement (and if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice), until the receipt of written notification from the Company that the circumstances requiring the discontinuation of the use of such Registration Statement have ended and, if applicable, receipt from the Company of copies of a supplemented or amended prospectus.
               (ii) Each Holder whose Registrable Securities are included in a Registration Statement pursuant to an Underwritten Offering severally agrees (A) for a period of up to ninety (90) days from the date of the final prospectus with respect to such Underwritten Offering, not to, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or otherwise dispose of any Registrable Securities or any other capital stock of the Company held by such Holder or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any Registrable Securities or any other capital stock of the Company held by such Holder, other than any shares of Registrable Securities included in such registration, without the prior written consent of the Company and the Managing Underwriter and (B) to enter into such lock-up agreement as the Managing Underwriter may in its reasonable discretion require in connection with any such Underwritten Offering (which lock-up agreement may provide for an extension of the lock-up period for up to an additional 18 days if, during the last 17 days of such 90-day period, the Company releases earnings results or announces material news or a material event or announces that it will release earnings results during the 15-day period following the last day of the lock-up period); provided, however, that in the case of either clause (A) or (B), all executive officers and directors of the Company shall be subject to similar restrictions or enter into similar agreements (subject to such exceptions as the Managing Underwriter may permit in its reasonable discretion).
               (iii) Each Holder agrees to notify the Company, at any time when a prospectus relating to a Registration Statement contemplated by Sections 2.1(a) or 2.1(b), as the case may be, is required to be delivered by it under the Securities Act, of the occurrence of any event relating to the Holder which requires the preparation of a supplement or amendment to such prospectus included in the Registration Statement so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading relating to such Holder, and each Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the preceding sentence of this subsection, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to each Holder and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Registration Rights Agreement

               (iv) Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.1. Such Holder will assist the Company in updating such information in the Registration Statement and any prospectus supplement relating thereto.
               (v) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section 2.1 are not transferable on the books of the Company unless the stock certificate evidencing such Registrable Securities (or other applicable documentation, if the Registrable Securities are registered as restricted securities in book-entry form in a direct registration system maintained for the Company by its transfer agent) is submitted to the Company’s transfer agent.
               (vi) Each Holder hereby covenants with the Company not to make any disposition of Registrable Securities pursuant to the Registration Statement other than in compliance with the Securities Act and other applicable laws.
               (vii) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement that constitutes a violation of Regulation M under the Exchange Act or to take any action that violates any other applicable rule, regulation or law, including, without limitation, laws relating to short-selling. If requested by the SEC in connection with the review of a Registration Statement or otherwise, each Holder agrees to certify its acknowledgement of the matters described in the preceding sentence and compliance therewith.
          (g) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:
               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and
               (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.
          (h) Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holder by the Company under Sections 2.1(a) and 2.1(b) may be assigned in full by a Holder (i) a Subsidiary of such Holder, provided that such Holder retains its ownership interest in such Subsidiary, (ii) an Affiliate of such Holder (other than a Subsidiary of such Holder) provided that such assignment shall NOT be with the intent of or as part of a transaction or a series of related transactions to transfer, assign, merge or exchange such Affiliate to or with a Person that is not an Affiliate of such Holder or (iii) to a transferee or assignee in conjunction with a transfer or assignment of all or substantially all of such Holder’s assets to such transferee or assignee; provided, however, that (A) any transfer or assignment pursuant to clause (i), (ii) or (iii) shall be effected in accordance with applicable securities laws; (B) such Holder gives prior written notice to the Company; and (C) such transferee agrees in writing to comply with the terms and provisions of this Agreement and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 2.1(h), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.
Registration Rights Agreement

ARTICLE III
MISCELLANEOUS
     3.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of law thereof.
     3.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.
     3.3 Notices. Notices shall be provided as set forth in Section 10.4 of the Purchase Agreement, and such provisions are incorporated herein for all purposes.
     3.4 Facsimile Signatures. Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.
     3.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     3.6 Waivers and Amendments. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities, any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.
     3.7 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors and assigns of the parties hereto.
     3.8 Entire Agreement; Amendment. This Agreement, in conjunction with the Purchase Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.
     3.9 Interpretation. Unless otherwise expressly provided to the contrary in this Agreement, this Agreement shall be interpreted in accordance with the provisions set forth in Section 1.2 of Exhibit A of the Purchase Agreement, and such provisions are incorporated herein for all purposes.
     3.10 Arbitration. The arbitration provisions in Section 10.9 of the Purchase Agreement shall be applicable to this Agreement, and such provisions are incorporated herein for all purposes.
     3.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of a signed copy of this Agreement shall be deemed an original and shall have the same valid and binding effect thereof.
Registration Rights Agreement

EXECUTION COPY
     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

DELEK US HOLDINGS, INC.
By	/s/ Edward Morgan
	Name	Edward Morgan
	Title	Vice President and Chief Financial Officer

By	/s/ Joane Walker
	Name	Joane Walker
	Title	Vice President and Chief Accounting Officer

TRANSMONTAIGNE INC.
By	/s/ Randall J. Larson
	Name	Randall J. Larson
	Title	President

Registration Rights Agreement